                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement          |_|  Confidential, for Use of the

|X|      Definitive Proxy Statement                Commission Only (as permitted

|_|      Definitive Additional Materials                    by Rule 14a-6(e)(2))

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE PEOPLES BANCTRUST COMPANY, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5.   Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1.   Amount previously paid:

     ---------------------------------------------

2.   Form, Schedule or Registration Statement No.:

     ---------------------------------------------

3.   Filing Party:

     ---------------------------------------------

4.   Date Filed:

     ---------------------------------------------

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000





                                 April 16, 2001





Dear Shareholder:

         We invite you to attend the 2001 Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 8, 2001 at 5:30 p.m.

         The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is the Annual Report showing the results of 2000.

         YOUR VOTE IS IMPORTANT. On behalf of the Board of Directors, we urge
         -----------------------
you to sign, date and return the enclosed proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

         If you have any questions, please call the Company's Secretary, M. Scott Patterson, or me at (334) 875-1000.

         Thank you for your cooperation and continuing support.

                                       Sincerely,


                                       /s/ Richard P. Morthland
                                       Richard P. Morthland
                                       Chairman of the Board
                                       and Chief Executive Officer

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000

--------------------------------------------------------------------------------
                  NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                            TO BE HELD ON May 8, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (the "Annual Meeting") of The Peoples BancTrust Company, Inc. (the "Company") will be held on Tuesday, May 8, 2001 at 5:30 p.m., local time, at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama for the following purposes:

         (1)  To elect twelve directors of the Company; and

         (2) To transact other business as may properly come before the Annual Meeting or any adjournment thereof.

         Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 10, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and mail it in the enclosed envelope. The proxy will not be used if you attend and choose to vote in person at the Annual Meeting.

                                       By Order of the Board of Directors

                                       /s/ M. Scott Patterson
                                       M. Scott Patterson
                                       Secretary

Selma, Alabama
April 16, 2001

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                       THE PEOPLES BANCTRUST COMPANY, INC.
                                310 Broad Street
                              Selma, Alabama 36701
                                 (334) 875-1000

                             ----------------------

                                 PROXY STATEMENT
                       ANNUAL MEETING OF THE SHAREHOLDERS

                                   May 8, 2001

                             ----------------------

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         This Proxy Statement is furnished to shareholders of The Peoples BancTrust Company, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of the Shareholders (the "Annual Meeting"), to be held on Tuesday, May 8, 2001 at 5:30 p.m., local time, at the main office of The Peoples Bank and Trust Company (the "Bank"), 310 Broad Street, Selma, Alabama and at any adjournments thereof. It is anticipated that this Proxy Statement will be mailed to shareholders on or about April 16, 2001.

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted FOR Proposal I to elect twelve nominees of the Company's Board of Directors as directors of the Company. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Company's Bylaws. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. Except for procedural matters incident to the conduct of the Annual Meeting, the Company does not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

         The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company, M. Scott Patterson, a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

         The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone or telegraph. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The securities which can be voted at the Annual Meeting consist of shares of common stock, par value $.10 per share (the "Common Stock"), of the Company. Each share entitles its owner to one vote on all matters. The close of business on April 10, 2001 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to vote at the Annual Meeting. The number of shares of Common Stock outstanding on April 10, 2001 was 5,148,138. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

         A copy of the Annual Report to Shareholders for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for its fiscal year ended December 31, 2000 with the Securities and Exchange Commission ("SEC"). Shareholders may obtain, free of charge, a copy of such Annual Report on Form 10-K by writing M. Scott Patterson, Secretary, at The Peoples BancTrust Company, Inc., P.O. Box 799, Selma, Alabama 36702-0799.


                       PROPOSAL I -- ELECTION OF DIRECTORS

         With respect to the election of directors, each shareholder of record on the voting record date is entitled to one vote for each share of Common Stock held. There are no cumulative voting rights.

         The Articles of Incorporation and Bylaws of the Company each provide that the number of directors of the Company shall be a variable range which is fixed at a minimum number of three and a maximum number of eighteen, the exact number to be fixed or changed from time to time, within the minimum and maximum, by the Board of Directors. The Board of Directors has determined that the number of directors be twelve persons effective at the Annual Meeting. Directors are elected to serve until the next annual meeting of the shareholders and until their successors are elected and qualified. There are no arrangements or understandings between the Company and any person pursuant to which such person has been or will be elected a director.

         At the Annual Meeting twelve directors will be elected. The Board of Directors has nominated all current directors other than Arnold B. Dopson, who will not stand for election at the Annual Meeting, for a term of one year and until their successors are elected and qualified. Subsequent to the Annual Meeting, Mr. Dopson will become a director emeritus of the Bank. It is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of each of the nominees listed below for a one-year term, unless otherwise directed by the shareholder. The Board of Directors believes that each of such nominees will stand for election and will serve if elected as a director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend, or the size of the Board of Directors may be reduced to eliminate the vacancy.

         Alabama law provides that directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present when the vote is taken.

Directors

         The following table sets forth certain information with respect to the Company's directors and nominees.

                                               Position(s) Held
Name                   Age(a)  Director Since  with the Company
--------------------------------------------------------------------------------

Clyde B. Cox, Jr.        66          1983(b)       Director
John Crear               64          1998          Director
Arnold B. Dopson         70          1998          Director
Harry W. Gamble, Jr.     64          1974(b)       Director
Ted M. Henry             62          1968(b)       Director
Elam P. Holley, Jr.      50          1988          Director, President and
                                                     Chief Operating Officer
Edith Morthland Jones    51          1996          Director
Richard P. Morthland     59          1977(b)       Chairman of the Board
                                                     and Chief Executive Officer
Thomas E. Newton         55          1996          Director
Walter Owens             69          1998          Director
David Y. Pearce          53          1996          Director
Julius E. Talton, Jr.    40          1999          Director
Daniel P. Wilbanks       63          1998          Director

-----------------
(a)  As of March 1, 2001.
(b) Includes term of office as director of the Bank prior to formation of the Company as the holding company for the Bank in 1985. Each director of the Company is also a director of the Bank.

     The principal occupation(s) and business experience for the past five years of each director and nominee are set forth below:

     Clyde B. Cox, Jr. is a surgeon.

     John Crear is retired. Previously, he was President of Crear, Inc., the operator of a convalescent home.

         Arnold B. Dopson was employed by The Bank of Tallassee ("Tallassee Bank") from 1949 until its merger with the Bank in August 1998. He was Chairman of the Board and Chief Executive Officer of Tallassee Bank from 1971 until the merger with the Bank. Mr. Dopson was Chairman of the Board and Chief Executive Officer of Elmore County Bancshares, Inc. ("Elmore County"), the holding company for Tallassee Bank, from 1983 until July 31, 1998 when Elmore County was merged with the Company. Pursuant to the merger agreement with Elmore County, Mr. Dopson was elected to the Board of Directors of the Company. Subsequent to the Annual Meeting, Mr. Dopson will become a director emeritus of the Bank.

     Harry W. Gamble, Jr. is a member of the law firm of Gamble, Gamble and Calame, L.L.C.

     Ted M. Henry is Chairman and Chief Executive Officer of Henry Brick Company, Inc.

     Elam P. Holley, Jr. has served as President and Chief Operating Officer of the Bank since 1994. Prior to that he was Executive Vice President and Chief Administrative Officer of the Bank. Mr. Holley served as Secretary of the Company from 1984 until 1997 when he was elected President and Chief Operating Officer of the Company.

     Edith Morthland Jones has served as film liaison for the Selma-Dallas County Chamber of Commerce since 1988. Prior to that she served as Director of Tourism and Travel for the Selma-Dallas County Chamber of Commerce. She is the daughter of Rex J. Morthland, the sister of Richard P. Morthland and the sister-in-law of M. Scott Patterson, Executive Vice President, Investment Officer and Secretary of the Bank and Executive Vice President and Secretary of the Company.

     Richard P. Morthland has served as Chairman of the Board and Chief Executive Officer of the Bank since February 1994. Prior to that, he was President and Chief Executive Officer of the Bank. Mr. Morthland has served as Chairman of the Board and Chief Executive Officer of the Company since 1997. Prior to that, he was President of the Company. He is the son of Rex J. Morthland, the brother of Edith Morthland Jones and the brother-in-law of M. Scott Patterson.

     Thomas E. Newton is a partner in the commercial real estate development firm of Newton, Oldacre, and McDonald, L.L.C., Prattville, Alabama.

     Walter Owens is an agent with State Farm Insurance.

     David Y. Pearce has been the owner of Pearce Catfish Farms since 1971 and President of Pearce Catfish Farms, Inc. since 1993.

     Julius E. Talton, Jr. is President of Talton Network Services, Inc., an internet service provider. He is the son of Julius E. Talton, Sr.

     Daniel P. Wilbanks is engaged in the practice of family dentistry in Tallassee, Alabama. Dr. Wilbanks served as a director of Elmore County and Tallassee Bank prior to their merger with the Company and the Bank, respectively. Pursuant to the merger agreement with Elmore County, Dr. Wilbanks was elected to the Board of Directors of the Company.

Directors Emeritus of the Bank

     Rex J. Morthland is Chairman Emeritus of the Board of Directors of the
Bank.

     Wallace A. Buchanan is the President of Buchanan Hardwoods, Inc.

     W. Russell Buster, Jr. is retired. Previously he was President of the Bush Hog Agricultural Implement Division of Allied Products Corporation.

     A.D. Lovelady is Chairman of the Board of Lovelady Construction Company,
Inc.

     Julius E. Talton, Sr. is Chairman of the Board of Talton Network Services, Inc.

     Clinton S. Wilkinson, Jr. is a retired dentist.

Corporate Governance and Other Matters

         The Board of Directors of the Company acts as a nominating committee for selecting management's nominees for election as directors. Effective as of the Annual Meeting, the Company's Bylaws provide that, to be timely, a shareholder's notice of nomination must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the annual meeting; provided, however, that in the event that less than 45 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder, to be timely, must be so received not later than close of business on the 15th day following the date on which notice is mailed or prior public disclosure is made of the date of the annual meeting. A shareholder's notice of nomination must also set forth certain information specified in the Company's Bylaws concerning the shareholder and each person the shareholder proposes to nominate for election. Shareholder nominations may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws. To be timely under the Bylaws, nominations by any shareholder eligible to vote at the Annual Meeting must have been received by the Company on or before April 8, 2001.

         There are no standing committees of the Board of Directors of the Company. The Board of Directors of the Bank carries out many of its duties through committees.

         The Audit and Examination Committee of the Bank's Board of Directors directs and reviews the activities of the internal audit department and reviews the adequacy of internal controls established by the Bank's management. This committee reviews the audit reports of the Company's independent accountants, the independent accountants' letter to management concerning the effectiveness of internal controls and management's response to that letter. In addition, this committee reviews and recommends to the Board of Directors the firm to be engaged as the Bank's independent accountants. During 2000, this committee conducted five meetings. Members of this committee are Daniel P. Wilbanks (Chairman), Julius E. Talton, Jr. and David Y. Pearce. Each of the members of the Audit and Examination Committee is an "independent director" as defined in the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee Charter is attached hereto as Appendix A.

         The Compensation Committee of the Bank's Board of Directors makes recommendations concerning salary and discretionary bonuses payable to officers of the Bank. During 2000, it held four meetings. Members of this committee are Walter Owens (Chairman), Thomas E. Newton and Ted M. Henry.

         During the year ended December 31, 2000 the Company's Board of Directors and the Bank's Board of Directors each held 13 meetings. All incumbent directors attended 75% or more of the aggregate of (a) the total number of meetings of the boards of directors and (b) the total number of meetings held by all committees on which they served.

Executive Compensation

         Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation earned for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998 by the Chairman and Chief Executive Officer and the four highest paid executive officers of the Company and the Bank whose total compensation during the fiscal year exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term Compensation
                                                                         --------------------------------------
                                         Annual Compensation                         Awards            Payouts
                                   -----------------------------------   ---------------------------  ---------
                                                                         Restricted    Securities
Name and                                                 Other Annual      Stock       Underlying       LTIP         All Other
Principal Position       Year      Salary      Bonus     Compensation    Award(s)    Options/SARs(#)   Payouts    Compensation(b)
-------------------      ----      ------      -----     -------------   --------    ---------------   -------    ---------------
                                                              (a)
Richard P. Morthland     2000   $200,000     $107,333         --            --            3,600          --          $  5,292
   Chairman and Chief    1999    200,000       37,333         --            --            5,400          --             5,387
   Executive Officer     1998    176,000       21,128         --            --            5,400          --             4,901
   of the Company and
   the Bank
Elam P. Holley, Jr.      2000   $150,000      $69,250         --            --            2,400          --          $  3,875
   President and Chief   1999    150,000       28,000         --            --            3,600          --             3,850
   Operating Officer     1998    126,000       10,081         --            --            3,600          --             3,482
   of the Company and
   the Bank
Andrew C. Bearden, Jr.   2000   $100,000      $28,167         --            --            1,800          --          $  2,833
   Executive Vice        1999     97,000       10,347         --            --            2,700          --             2,691
   President and         1998     87,500        5,251         --            --            2,700          --             2,469
   Chief Financial
   Officer of the
   Company and the
   Bank
John G. Chisolm          2000   $ 98,500      $21,383         --            --            1,800          --          $  2,790
   Executive Vice        1999     98,500        6,567         --            --            2,700          --             2,758
   President of the      1998     90,000        5,401         --            --            2,700          --             2,692
   Company and
   a Regional
   President
   of the Bank
M. Scott Patterson       2000   $100,000      $18,742         --            --            1,800          --          $  2,833
   Executive Vice        1999     97,000       10,347         --            --            2,700          --             2,760
   President and         1998     88,500        5,312         --            --            2,700          --             2,680
   Secretary of the
   Company and the
   Bank


---------------------
(a) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits in 2000, 1999 and 1998 received by the named executive officers did not exceed 10% of the executive's annual salary and bonus.
(b) Consists of contributions to the Employee Stock Ownership Plan ("ESOP") and matching contributions under the Company's Section 401(k) qualified employee benefit plan.

Directors' Compensation

     Directors of the Company and the Bank are presently paid $800 per month for service in both capacities and $150 for each committee meeting attended. Directors who are officers of the Company or the Bank (i.e., Messrs. Richard P. Morthland and Elam P. Holley, Jr.) are not entitled to such fees.

         Pursuant to the 1999 Stock Option Plan, directors are eligible to receive options to acquire shares of Common Stock. Effective June 20, 2000, each non-employee director received an option to acquire 355 shares of Common Stock at an exercise price of $11.25 per share.

Option Grants in Fiscal Year 2000

         The following table contains information concerning the grant of stock options in fiscal year 2000, under the 1999 Stock Option Plan to the named executive officers. The 1999 Stock Option Plan does not provide for the grant of stock appreciation rights.



                                                       Individual Grants
                             ----------------------------------------------------------------------
                                                        Percent of
                              Number of Securities     Total Options                                   Potential Realizable Value
                                   Underlying           Granted to       Exercise or                   at Assumed Annual Rates of
                                 Options Granted       Employees in       Base Price     Expiration     Stock Price Appreciation
                              (Number of Shares)(a)     Fiscal Year    ($ per Share)(b)     Date           For Option Term(c)
                              ---------------------     -----------    ----------------  ---------    ------------------------------
                                                                                                        5%($)            10%($)
                                                                                                      -----------    ---------------
Richard P. Morthland                  3,600                 18.1%        $14.03            1/18/05    $13,949           $30,825
Elam P. Holley, Jr.                   2,400                 12.1%        $12.75            1/18/10    $19,244           $48,769
Andrew C. Bearden, Jr.                1,800                  9.0%        $12.75            1/18/10    $14,433           $36,576
John G. Chisolm                       1,800                  9.0%        $12.75            1/18/10    $14,433           $36,576
M. Scott Patterson                    1,800                  9.0%        $12.75            1/18/10    $14,433           $36,576

-----------------
(a) In January 2001, the named executive officers were granted options under the 1999 Stock Option Plan as follows: Richard P. Morthland - 4,800 shares, Elam P. Holley, Jr. - 3,200 shares, Andrew C. Bearden, Jr. - 2,400 shares, John G. Chisolm - 2,400 shares and M. Scott Patterson - 2,400 shares. The exercise price is $13.68 per share for Mr. Morthland's options and $12.44 per share for the other options.
(b) In each case the exercise price was based on the fair market value of the Common Stock on the date of grant.
(c) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the end of the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock.

Year End Option Values

         The following table sets forth information concerning the value of options held by the named executive officers at the end of fiscal year 2000. No options were exercised by the named executive officers during the fiscal year.


                          Number of Securities           Value of Unexercised
                         Underlying Unexercised        In-the-Money Options at
                       Options at Fiscal Year End       Fiscal Year End ($)(a)
                       --------------------------       ----------------------
                        Exercisable/Unexercisable            Exercisable/
Name                       (Number of Shares)               Unexercisable
----                       ------------------               -------------

Richard P. Morthland           18,400 / --                 $    --  /  $  --
Elam P. Holley, Jr.            12,600 / --                 $ 2,184  /  $  --
Andrew C. Bearden, Jr.         11,200 / --                 $ 9,078  /  $  --
John G. Chisolm                11,200 / --                 $ 9,078  /  $  --
M. Scott Patterson              9,200 / --                 $ 1,638  /  $  --

------------------
(a) Difference between fair market value of underlying Common Stock and the exercise price at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option.

Pension Plan

         The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Company's defined benefit pension plan (the "Pension Plan") based upon the Pension Plan formula for specified average Final Compensation and specified years of service.

                                                     Years of Service
Average Final                ------------------------------------------------------------------
Compensation                      10               20                30                40
------------                 -------------     ------------      ------------     -------------
$  20,000...........         $   2,000         $   4,000         $   6,000        $     8,000
   40,000...........             4,000             8,000            12,000             16,000
   60,000...........             6,900            12,900            18,900             24,900
   80,000...........            13,500            21,500            29,500             37,500
  100,000...........            20,000            30,000            40,000             50,000
  125,000...........            28,200            40,700            53,200             65,700
  150,000...........            36,400            51,400            66,400             81,400
 170,000 and above..            42,900            59,900            76,900             93,900

         Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $140,000. Also, average final compensation in excess of $170,000 is not covered under the Pension Plan. "Average Final Compensation," which is based upon the average annual salary (as defined) for the five consecutive years of highest salary, is based upon compensation that would appear under the "Salary" column of the Summary Compensation Table. As of December 31, 2000, Messrs. Morthland, Holley, Bearden, Chisolm and Patterson had 37, 27, 15, 21 and 17 years of credited service, respectively, under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are adjusted to reflect payments expected to be made to employees by Social Security.

Report of the Audit and Examination Committee

         In accordance with its written charter, as adopted by the Board of Directors, the Audit and Examination Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2000, the Committee met five times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to the public release.

         In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

         The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

         The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of the independent auditors, and the Board of Directors concurred in such recommendation.

                                       Daniel P. Wilbanks, Chairman
                                       Julius E. Talton, Jr.
                                       David Y. Pearce



Report of the Compensation Committee

         As members of the Compensation Committee of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank. All issues pertaining to executive compensation are submitted to the full Board of Directors for its approval.

         Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their business plans, changes in the value of the Company's stock, reports of regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of the Company and the Bank and the accomplishment of the Company's and the Bank's strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance, the members of the Committee do not make use of a mechanical weighting formula or use specific performance targets, but instead weigh the described factors as they deem appropriate in the total circumstances.

         Base Salary. The 2000 salary levels of the Bank's senior officers (including the named executive officers) were established in 1999 consistent with this compensation policy. In its review of base compensation for 2000, the Committee determined that the performance of Mr. Morthland in managing the Company and the Bank was satisfactory, based upon the 1999 financial performance of the Company, including the growth in assets, income, and capitalization during 1999; the financial performance trends for 1999 and the preceding four years, which included growth in assets, net income, and stockholders' equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the market area served by the Bank; the Company's planned levels of financial performance for 2000; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Morthland was established at $200,000 per year for 2000, which included a contribution to the Bank's Section 125 "cafeteria" plan and represented no increase over his 1999 base salary.

         Bonuses. Bonuses for 2000 were awarded to executive officers in December 2000 based on the officer's performance and the performance of the Company and the Bank for the year 2000 consistent with the policy described above. A bonus of $107,333 was awarded to Mr. Morthland in 2000. Factors considered by the Committee in its determination of this award included, among others, the growth in total assets and net income.

         Stock Options. In fiscal year 1999, the Company adopted the 1999 Stock Option Plan. The purposes of the 1999 Stock Option Plan are to attract, retain and motivate key officers of the Company and the Bank by providing key officers with a stake in the success of the Company, as measured by the value of its shares, and to increase the commonality of interests among key employees and other shareholders. The Board of Directors has general responsibility for granting stock options to key employees and administering the 1999 Stock Option Plan. During 2000, incentive stock options for 19,900 shares of Common Stock were granted based on an exercise price of $12.75 per share (the fair market value of the shares on the date of grant), including options for 3,600 shares granted to Mr. Morthland which become exercisable on the date and at the price noted in the table which accompanies this report.

         No member of the Compensation Committee is a former or current officer or employee of the Company or the Bank.


                              David Y. Pearce, Chairman
                              John Crear
                              Thomas E. Newton
                              Walter Owens
                              (Compensation Committee at December 31, 2000)

Stock Performance Comparisons

         The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, compares the cumulative total return on the Common Stock of the Company over the last five years with (1) the NASDAQ, Total U.S. Index, comprised of all U.S. Companies quoted on NASDAQ, and (2) the SNL $500 Million - $1 Billion Asset-Size Bank Index, comprised of publicly traded banks and bank holding companies with total assets between $500 million and $1 billion. Cumulative total return on the Common Stock or the index equals the total increase in value since December 31, 1995 assuming reinvestment of all dividends paid during the applicable period. The graph was prepared assuming that $100 was invested on December 31, 1995 in the Common Stock and the securities included in the indexes. Since June 1994, the Common Stock of the Company has been quoted on the Nasdaq Smallcap Market.

                      CUMULATIVE TOTAL SHAREHOLDER RETURN
                 COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                  December 31, 1995 through December 31, 2000

                                    [GRAPH]
                             [PLOT POINTS TO COME]


                                                            Period Ending
                            -------------------------------------------------------------------------------
Index                            12/31/95     12/31/96     12/31/97     12/31/98     12/31/99     12/31/00
-----------------------------------------------------------------------------------------------------------
Peoples BancTrust Company          100.00       152.67       310.27       215.40       142.50       144.43
NASDAQ - Total US                  100.00       123.04       150.69       212.51       394.92       237.62
SNL $500M-$1B Bank Index           100.00       125.01       203.22       199.81       184.96       177.04


Certain Transactions

         The Company and the Bank have had, and expect to have in the future, transactions in the ordinary course of business with directors and executive officers and members of their immediate families, as well as with principal shareholders. All loans included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with non-affiliated persons. It is the belief of management that such loans neither involved more than the normal risk of collectability nor presented other unfavorable features.

         In connection with the Elmore County acquisition, the Company assumed a salary continuation agreement between Arnold B. Dopson and Tallassee Bank which provides that, if Mr. Dopson retires from active daily employment, he will be paid an annual sum equal to his annual base salary of $90,000 for the preceding calendar year for a period of 36 months. If Mr. Dopson were to die before full payment, his beneficiary would be paid for the remaining period. In connection with the Elmore County merger, the Company also entered into an Employment Agreement and Covenant Not to Compete (the "Employment Agreement") with Mr. Dopson which provides for his employment by the Bank from the effective time of the merger to September 16, 2000. The Employment Agreement provides that he will not be entitled to receive incentive bonuses or director's fees while such salary is being paid, but he will be entitled to participate in the same manner as other employees in the Company's employee benefit programs. Mr. Dopson has agreed that, during his employment under the Employment Agreement and for two years thereafter, he will not be associated in any way with a financial institution doing business within Elmore or Tallapoosa Counties, Alabama or within a 35-mile radius of the Bank's offices, and that he will not solicit customers in such geographic areas.

     Harry W. Gamble, Jr., a director of the Company and the Bank, is a member of the firm of Gamble, Gamble and Calame, L.L.C. which renders legal services to the Company and the Bank. In the year ended December 31, 2000, Mr. Gamble's firm received fees of approximately $110,000 for legal services to the Company and the Bank.


                          STOCK OWNERSHIP OF MANAGEMENT

         The following table sets forth information as of April 10, 2001 with respect to the shares of Common Stock beneficially owned by each director and nominee for director of the Company, by each of the named executive officers, and by all directors and executive officers of the Company as a group. This information is based on filings with the SEC or information furnished to the Company by such persons.

                                   Amount and         Percent of
                              Nature of Beneficial   Common Stock
Name                             Ownership(a)(b)     Outstanding
----                             ---------------     -----------
Clyde B. Cox, Jr.                      15,597             *
John Crear                              1,105             *
Arnold B. Dopson                      126,168             2.39%
Harry W. Gamble, Jr.                   13,082             *
Ted M. Henry                           19,366             *
Elam P. Holley, Jr.                    36,937             *
Edith Morthland Jones (c)             205,833             3.91%
Richard P. Morthland (c)              811,205            15.41%
Thomas E. Newton                        2,713             *
Walter Owens                            7,615             *
David Y. Pearce                         4,944             *
Julius E. Talton, Jr.                  28,122             *
Daniel P. Wilbanks                     52,634             1.00%
Andrew C. Bearden, Jr.                 20,812             *
John G. Chisolm                        20,160             *
M. Scott Patterson                    196,138             3.72%
All directors and executive
  officers as a group
  (26 persons) (d)                  1,616,038             30.70%

                                                   (Footnotes on following page)

--------
*    Less than 1% of the Company's outstanding Common Stock.
(a) For purposes of this table and the table under "Principal Holders of Common Stock," under the rules of the SEC, an individual is considered to "beneficially own" any share of Common Stock which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares: (1) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. In addition, an individual is deemed to be the beneficial owner of any share of Common Stock of which he has the right to acquire voting or investment power within 60 days of April 10, 2001.
(b) Includes shares owned directly by directors and executive officers of the Company as well as shares held by their spouses and children, trusts of which certain directors are trustees and corporations in which certain directors own a controlling interest. Includes shares allocated to the accounts of participants in the ESOP, and shares of Common Stock subject to outstanding options which are exercisable within 60 days of April 10, 2001, of which Richard P. Morthland, Elam P. Holley, Jr., Andrew C. Bearden, Jr., John G. Chisolm, M. Scott Patterson and all executive officers and directors as a group hold options for 23,200 shares, 15,800 shares, 13,600 shares, 13,600 shares, 11,600 shares and 37,800 shares, respectively.
(c)  See "Principal Holders of Common Stock."
(d)  Includes officers of the Company and executive officers of the Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended December 31, 2000, all such filing requirements were complied with, except that an initial statement of beneficial ownership of Common Stock was not filed on a timely basis for Terry L. Pritchett and Thomas
P. Wilbourne, a report of a purchase was not filed on a timely basis for Harry
W. Gamble, Jr., and three reports of sales were not filed on a timely basis for Daniel P. Wilbanks; but all such reports were subsequently filed.

                        PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of April 10, 2001 with respect to the persons believed by the Company to be the beneficial owners of more than 5% of the Common Stock. This information is based on filings with the SEC or information furnished to the Company by such persons.

  Name and Address                     Amount and Nature       Percent of Common
 of Beneficial Owner               of Beneficial Ownership(a)  Stock Outstanding
 -------------------               --------------------------  -----------------
Richard P. Morthland                       811,205 (b)              15.41%
   310 Broad Street
   Selma, Alabama 36701

Ann Plant Morthland                        307,537 (c)               5.84%
Rex J. Morthland
   1027 Houston Park
   Selma, Alabama 36701

The Peoples Bank and Trust Company         829,388 (d)              15.75%
   310 Broad Street
   Selma, Alabama 36701

Regions Financial Corporation              466,021(e)                8.85%
   417 North 20th Street
   Birmingham, Alabama 35202

--------
(a) See Note (a) to the table under "Stock Ownership of Management." Except as disclosed in the Notes below, each of the following persons disclaims that he or she is acting in concert with, or as a member of a group consisting of, the other named individuals. Richard P. Morthland is the son of Rex J. and Ann Plant Morthland and the brother of Edith Morthland Jones and Mary Ann Morthland Patterson.
(b) Included in such 811,205 shares are (1) 137,881 shares owned directly by Richard P. Morthland, his spouse and younger son; (2) 32,160 shares held by a trust of which Richard P. Morthland is trustee; (3) 553,052 shares held by three trusts of which the Bank is trustee and under which Richard P. Morthland has voting power; (4) 40,322 shares held by a trust of which Richard P. Morthland is trustee, and (5) 21,250 shares held by a trust of which Mr. Morthland is co-trustee with Ann Plant Morthland. Also included in such 811,205 shares are 3,339 shares allocated to the account of Richard
     P. Morthland under the ESOP and 23,200 shares of Common Stock subject to outstanding options held by Mr. Morthland which are exercisable within 60 days of April 10, 2001. Such 811,205 shares do not include 4,272 shares beneficially owned by Mr. Morthland's elder son as to which he disclaims beneficial ownership.
(c) Included in such 307,537 shares are (1) 58,048 shares owned directly by Ann Plant Morthland; (2) 39,657 shares owned directly by Rex J. Morthland; (3) 145,856 shares held by a trust of which the Bank is trustee and under which Ann Plant Morthland has voting power; (4) 63,750 shares held by three trusts of which Ann Plant Morthland is co-trustee with Richard P. Morthland, Edith Morthland Jones and Mary Ann Morthland Patterson, each as to 21,250 shares; and (5) 226 shares allocated to the account of Rex J. Morthland under the ESOP.
(d) The Bank is the trustee of four trusts for the benefit of members of the Plant and Morthland families. Under these trusts the Bank is authorized to dispose of 698,908 shares. Under other trusts the Bank has dispositive power with respect to 131,033 shares of Common Stock.
(e) Regions Financial Corporation reported sole voting power of 466,021 shares, sole dispositive power of 461,541 shares and shared dispositive power of 4,480 shares. All shares reported are held by affiliate trust departments as fiduciary for various beneficiaries. The account of the Roberts and Mildred Blount Charitable Trust has an interest relating to 5% or more of the Common Stock.

                             INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP to continue as independent accountants for the Company for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP served as the Company's independent accountants for the year ended December 31, 2000 and has served as the Bank's independent accountants since 1982. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he so desires.

         Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 were as follows:

         Audit Fees: The aggregate fees agreed upon for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $93,000.

         Financial Information Systems Design and Implementation Fees: The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

         All Other Fees: Fees billed to the Company by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for non-audit services, including tax related services, totaled $100,528.

         The Audit and Examination Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Any shareholder who intends to present a proposal for action at the 2002 annual meeting of the shareholders, to be held on or about May 14, 2002, must forward a copy of the proposal or proposals to the Company's principal executive office. Any such proposal or proposals intended to be presented at the 2002 annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting by December 17, 2001. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         Effective as of the Annual Meeting, the Company's Bylaws provide that due notice of business to be brought before an annual meeting by a shareholder must be delivered to the principal executive office of the Company not less than 30 nor more than 90 days prior to the meeting, unless notice or prior public disclosure of the date of the meeting occurs fewer than 45 days prior to the date of the meeting, in which event the Bylaws provide that due notice of business to be brought before the meeting by a shareholder must be so received not later than the close of business on the 15th day following the day on which notice of the day of the meeting was mailed or public disclosure was made. A shareholder's notice of new business must also set forth certain information specified in the Company's Bylaws concerning the business the shareholder proposes to bring before the annual meeting. New business may be proposed by any shareholder eligible to vote at an annual meeting, provided the notice is timely and complies with the informational requirements of the Bylaws.

         To be timely under the Bylaws, a shareholder's proposal for new business in connection with the Annual Meeting must have been delivered on or before April 8, 2001. With respect to the Annual Meeting and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement and form of proxy, by April 8, 2001, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in this Proxy Statement.

         To be timely under the Bylaws, a shareholder's proposal for new business is connection with the 2002 annual meeting of the shareholders must be delivered on or before April 14, 2002. With respect to the 2002 annual meeting of the shareholders and pursuant to SEC rules, if the Company is not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in the Company's proxy statement and form of proxy, by April 14, 2002, management proxies will be allowed to use the discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement.


                                  OTHER MATTERS

         The Board of Directors does not know of any other matters to be presented for action by the shareholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote such proxy on such matters as determined by the Board of Directors.

                                            By Order of the Board of Directors

                                            /s/ M. Scott Patterson
                                            M. SCOTT PATTERSON
                                            Secretary

Selma, Alabama
April 16, 2001

                                                                      Appendix A


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

PURPOSE
-------
         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

          . Facilitating and maintaining an open avenue of communication among the Board of Directors, Audit Committee, Senior Management, the independent external accountants, and the internal audit staff.

          . Serving as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

          . Reviewing and appraising the efforts of the independent accountants.

          . Providing direction to and oversight of the Internal Audit function.

I.       ORGANIZATION AND COMPOSITION

         The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined in the Blue Ribbon Committee Report on Improving the Effectiveness of Corporate Audit Committees. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

II.      MEETINGS

         The Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

III.     RESPONSIBILITIES AND DUTIES

         The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

         The Audit Committee will fulfill their duties and responsibilities as follows:

A.       General

          .    Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.
          .    Maintain minutes or other records of meetings and activities.

          . Report Committee actions to the Board with such recommendations the Committee may deem appropriate. o As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the Independent Accountants and the Internal Auditor to discuss matters that the Committee believes should be discussed privately.
          . Conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

B.       Internal Audit

          .    Review and approve the annual internal audit plan and any
               significant changes to the internal plan. o Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.
          .    Approve the Audit Charter.
          .    Review the Internal Audit function of the corporation including its independence and the authority of its reporting relationships.
          .    Review completed audit reports and a progress report on executing the approved internal audit plan.
          .    Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.


C.       External/Independent Accountants

          .    Recommend to the Board the selection of the independent
               accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Committee will ensure a formal statement delineating all relationships between the accountant and the company is received from the outside accountants. The Committee will discuss with the independent accountants all significant relationships the
               accountants have with the corporation to determine the
               accountants' independence.
          .    Approve any replacement of the independent accountants.
          .    Consult with independent accountants out of management's presence about internal controls and the accuracy of the financial statements.
          .    Meet with the independent accountants and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit
               Committee of any significant changes in the independent accountant's original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the company's 10-Q.
               The Committee will review with financial management and the external accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for purposes of this review.

D.       Financial Statements/Internal Controls

          . Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.
          . Consider external auditors' judgements regarding the quality and appropriateness of financial statements.
          . Make inquiries of management and external auditors concerning the adequacy of the company's system of internal controls.

          . Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
          . Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.
          . A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all committee members, and must include whether the committee:
               * reviewed and discussed the audited financial statements with management.
               * discussed with the auditors the matters requiring discussion by SAS 61
               * received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence
               * based on the above, recommended to the full Board that the audited financial statements be included in the company's Annual Report on Form 10-K

                       The Peoples BancTrust Company, Inc.

                     310 Broad Street, Selma, Alabama 36701
           REVOCABLE PROXY FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
                                   May 8, 2001


The undersigned hereby constitutes and appoints W. Russell Buster, Jr., Arnold
B. Dopson, and Julius E. Talton, Sr., and each of them, the proxies of the undersigned with full power of substitution, to attend the Annual Meeting of the Shareholders of The Peoples BancTrust Company, Inc. (the "Company") to be held at the main office of The Peoples Bank and Trust Company, 310 Broad Street, Selma, Alabama on Tuesday, May 8, 2001 at 5:30 p.m., local time, and any adjournments thereof, and to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     1. The Election of Directors: Clyde B. Cox, Jr., John Crear, Harry W. Gamble, Jr., Ted M. Henry, Elam P. Holley, Jr., Edith Morthland Jones, Richard P. Morthland, Thomas E. Newton, Walter Owens, David Y. Pearce, Julius E. Talton, Jr. and Daniel P. Wilbanks.

     2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

This proxy is BEING solicited by the Board of Directors of the Company, will be voted in accordance with the instructions marked herein, and will be voted FOR the election of directors if no instructions to the contrary are marked herein. If any other business is presented at the Annual Meeting as to which this proxy confers discretionary authority, this proxy will be voted by those named in this proxy as determined by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



    Please mark your
    votes as in this
    example


    The Election of Directors as listed on the front of this    The undersigned hereby acknowledges receipt of a copy of
    card (except as marked to the contrary below).              the accompanying Notice of Annual Meeting of the
                                                                Shareholders and Proxy Statement and the Annual Report to
          For          Withhold      FOR ALL EXCEPT             Shareholders for the fiscal year ended December 31, 2000,
          |_|            |_|              |_|                   and hereby revokes any proxy heretofore given.  This
         INSTRUCTION:  To withhold authority to vote            proxy may be revoked at any time before its exercise.
         for any individual nominee, mark "For all
         except" and write that nominee's name in the           DATE:____________________________________________________
         space below.

                                                                SIGNATURE:_______________________________________________
        _____________________________________________

                                                                SIGNATURE:_______________________________________________

                                                                If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign the full name by duly appointed officer. If a
                                                                partnership, please sign in partnership name by authorized person. If shares are held jointly, each shareholder named should sign.



     Please mark, date and sign as your name appears herein and return in the enclosed POSTAGE-PAID envelope.